UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2023

Relativity Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41283	86-3244927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o 3753 Howard Hughes Pkwy

Suite 200

Las Vegas, NV 89169

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 710-4420

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A common stock, and one redeemable warrant	RACYU	The Nasdaq Stock Market LLC

Class A Common Stock, par value $0.0001 per share	RACY	The Nasdaq Stock Market LLC

Redeemable warrants, each warrant exercisable for one share of Class A common stock at an exercise price of $11.50	RACYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

This section describes the material provisions of the Business Combination Agreement (as defined below), but does not purport to describe all of the terms thereof. The following summary is qualified in its entirety by reference to the complete text of the Business Combination Agreement, a copy of which is attached hereto as Exhibit 2.1. Stockholders of Relativity Acquisition Corp., and other interested parties are urged to read the Business Combination Agreement in its entirety. Unless otherwise defined herein, the capitalized terms used below have the meanings given to them in the Business Combination Agreement.

General Terms and Effects; Merger Consideration

On February 13, 2023, Relativity Acquisition Corp. (“Relativity”) entered into a Business Combination Agreement (the “Business Combination Agreement”) by and among (i) Relativity, (ii) Relativity Holdings Inc., a Delaware corporation and a wholly owned subsidiary of Relativity (“Pubco”), (iii) Relativity Purchaser Merger Sub Inc., a Delaware corporation and a wholly owned subsidiary of Pubco (the “Merger Sub,” and the Merger Sub, collectively with Relativity and Pubco, the “Purchaser Parties”), (iv) SVES GO, LLC, a Florida limited liability company, SVES LLC, a Florida limited liability company, SVES CP LLC, a Florida limited liability company and SVES Apparel LLC, a Florida limited liability company (each, an “Operating Company” and collectively, the “Operating Companies” or “SVES”), (v) SVGO LLC, ESGO LLC, SV Apparel LLC, and ES Business Consulting LLC (each, a “Seller” and collectively, the “Sellers”), (vi) Timothy J. Fullum and Salomon Murciano (each, a “Founder” and collectively, the “Founders”), (vii) Relativity Acquisition Sponsor, LLC, a Delaware limited liability company, in the capacity as Relativity Purchaser Representative (the “Purchaser Representative”) and (viii) Timothy J. Fullum, in the capacity as the Seller Representative (the “Seller Representative”). The transactions contemplated by the Business Combination Agreement are referred to herein as the “Transaction.”

Consideration

Pursuant to the Business Combination Agreement, subject to the terms and conditions set forth therein, (a) the Merger Sub will merge with and into Relativity, with Relativity surviving the merger as a wholly-owned subsidiary of Pubco, and (b) each Seller shall contribute all of its ownership interests in each Operating Company to Pubco in exchange for aggregate consideration in the amount of $632,000,000 (the “Contribution Consideration”), to be paid in the common stock of Pubco valued at $10.00 per share of common stock. At the Closing, each public warrant of Relativity shall be converted into one Pubco public warrant and each private warrant of Relativity shall be converted into one Pubco private warrant, in each case with such Pubco warrant having substantially the same terms and conditions as set forth in the respective Relativity warrants, except that in each case they shall represent the right to acquire shares of Pubco common stock in lieu of shares of Relativity Class A common stock.

Representations and Warranties

The Business Combination Agreement contains a number of representations and warranties by each of Relativity, Pubco, Merger Sub and the Sellers. Many of the representations and warranties are qualified by materiality or Material Adverse Effect. “Material Adverse Effect” as used in the Business Combination Agreement means with respect to any specified person, any fact, event, occurrence, change or effect that has had or would reasonably be expected to have, individually or in the aggregate, a material adverse effect upon the business, assets, liabilities, results of operations or condition (financial or otherwise) of such person or and its subsidiaries, taken as a whole, or the ability of such person or any of its subsidiaries on a timely basis to consummate the transactions contemplated by the Business Combination Agreement or the ancillary documents to which it is a party or bound or to perform its obligations thereunder, in each case subject to certain customary exceptions. Certain of the representations are subject to specified exceptions and qualifications contained in the Business Combination Agreement or in information provided pursuant to certain disclosure schedules to the Business Combination Agreement. Sellers are required to deliver disclosure schedules required under the Business Combination Agreement to Relativity on or prior to February 21, 2023.

Survival

The representations and warranties of the parties terminate as of and do not survive the Closing, and there are no indemnification rights for another party’s breach. The covenants and agreements of the parties shall not survive the Closing, except those covenants and agreements to be performed after the Closing, which covenants and agreements shall survive until fully performed.

Covenants of the Parties

Each party agreed in the Business Combination Agreement to use its commercially reasonable efforts to effect the Closing.  The Business Combination Agreement also contains certain customary covenants by each of the parties during the period between the signing of the Business Combination Agreement and the earlier of the Closing or the termination of the Business Combination Agreement in accordance with its terms (the “Interim Period”), including (1) the provision of access to their properties, books and personnel; (2) the provision by Sellers of responses to Purchaser Parties’ due diligence requests; (3) provision of the audited financial statements of the Operating Companies by the Seller Representative no later than April 7, 2023; (4) Relativity making all required public filings; (5) no insider trading; (6) notifications of certain breaches, consent requirements or other matters; (7) efforts to consummate the Closing; (8) continued listing of Relativity’s securities on Nasdaq; (9) public announcements; (10) confidentiality; (11) further assurances and (12) the operation of their respective businesses in the ordinary course of business; provided that in the case of the Operating Companies their only covenant is to not make any divided or distribution except consistent with past practices and to enter into related party transactions only on arms’ length terms. Each party also agreed during the Interim Period not to solicit or enter into any written inquiry, proposal or offer, or any indication of interest in making an offer or proposal for an alternative competing transactions, to notify the others as promptly as practicable in writing of the receipt of any inquiries, proposals or offers, requests for information or requests relating to an alternative competing transaction or any requests for non-public information relating to such transaction, and to keep the others informed of the status of any such inquiries, proposals, offers or requests for information. There are also certain customary post-Closing covenants regarding (1) tax matters; (2) maintenance of books and records; (3) indemnification of directors and officers; and (4) use of trust account proceeds. During the Interim Period, Relativity may, but is not required to, enter into financing agreements on such terms as Relativity and the Seller Representative agree (the “Transaction Financing”).

The Sellers agreed to use their good faith efforts to respond to the Purchaser Parties’ due diligence requests in a timely manner. Purchaser shall have until 5:00 p.m. on March 15, 2023, to conduct additional due diligence on the Target Companies to determine whether any facts exist that would result, individually or in the aggregate, in a reduction of the valuation of the Target Companies by an amount equal to or greater than five percent (5%) of the Contribution Consideration (such 5% reduction in valuation, a “Material Reduction”) and the Sellers, prior to 5:00 p.m. on February 21, 2023, shall deliver the disclosure schedule to Relativity. If, following the procedure described in the Business Combination Agreement, it is finally determined that there has been a Material Reduction, Relativity may terminate the Business Combination Agreement. Further, prior to the Closing, Seller Representative is required to deliver to Relativity updates to the Company Disclosure Schedules. In the event such updated Company Disclosure Schedules set forth a fact that arises after the date of the Business Combination Agreement that results in a Material Reduction, the procedures set forth in the Business Combination Agreement shall apply to the resolution of any such issue that may arise.

The Business Combination Agreement and the consummation of the Transactions requires the approval of Relativity’s shareholders. Relativity and Pubco agreed, as promptly as practicable after the date of the Business Combination Agreement, to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (as may be amended, the “Registration Statement”) in connection with the registration under the Securities Act of 1933, as amended (the “Securities Act”) of the Pubco securities to be issued to the holders of Relativity securities and the Sellers pursuant to the Business Combination Agreement, and containing a proxy statement/prospectus for the purpose of Relativity soliciting proxies from the shareholders of Relativity to approve the Business Combination Agreement and related matters (the “Relativity Shareholder Approval”) at a special meeting of Relativity’s shareholders (the “Special Meeting”), and providing such shareholders an opportunity to redeem their shares of Relativity Class A common stock (the “Redemption”).

The Sellers have agreed in the Business Combination Agreement to vote their interests in favor of the Transactions and against any acquisition proposal that could reasonably be expected to delay or impair the ability of any target company to consummate the Transactions.

The parties also agreed to take all necessary action, so that, effective at the Closing, the entire board of directors of Relativity (the “Post-Closing Board”) will consist of five (5) individuals designated by the Seller Representative, a majority of whom will be independent in accordance with Nasdaq rules.

Closing Conditions

The obligations of the parties to complete the Closing are subject to various conditions, including the following mutual conditions of the parties unless waived:

●	receipt of the approval of the stockholders of Relativity;

●	expiration of any applicable waiting period under any antitrust laws;

●	receipt of requisite consents from governmental authorities to consummate the Transactions, and receipt of specified requisite consents from other third parties to consummate the Transactions;

●	the absence of any law or order that would prohibit the consummation of the Transactions;

●	upon the Closing, after giving effect to the Redemption, certain contracts entered into by any of the Operating Companies and their respective direct and indirect Subsidiaries (each, a “Target Company”) evidencing any indebtedness (the “TC Line of Credit”), and any Transaction Financing, Relativity having net tangible assets of at least $5,000,001;

●	the members of the Post-Closing Board shall have been elected or appointed as of the Closing;

●	the effectiveness of the Registration Statement;

●	the shares of Pubco common stock to be issued in connection with the Transactions having been approved for listing on Nasdaq;

●	the Sellers and the Sponsor will have each entered into a Lock-Up Agreement (the “Lock-Up Agreements”) with Pubco, Relativity and the Purchaser Representative, and the Founders will have each entered into a Non-Competition and Non-Solicitation Agreement (the “Non-Competition Agreements”) in favor of Pubco, each of which shall be in full force and effect; and

●	the TC Line of Credit shall be in full force and effect.

Unless waived by Seller Representative, the obligations of the Sellers, the Founders and the Target Companies to consummate the Combination are subject to the satisfaction of the following additional conditions:

●	the representations and warranties of the Purchaser Parties being true and correct as of the date of the Business Combination Agreement and as of the Closing (subject to any Material Adverse Effect);

●	the Purchaser Parties having performed in all material respects their obligations and complied in all material respects with their covenants and agreements under the Business Combination Agreement required to be performed or complied with on or prior to the date of the Closing;

●	absence of any Material Adverse Effect with respect to Relativity since the date of the Business Combination Agreement which is continuing and uncured;

●	the Lock-Up Agreements, the Non-Competition Agreements and all agreements related to the TC Line of Credit shall be in full force and effect;

●	Pubco will have amended and restated its organizational documents and delivered evidence to the Seller Representative of the effectiveness of the Amended Pubco Documents.

●	the Seller Representative will have received a copy of the Registration Rights Agreement between Pubco and the Sellers in a form reasonably acceptable to each of the Sellers and Pubco;

●	Relativity shall have delivered to the Seller a copy of an amendment to the registration rights agreement entered into between Relativity and certain of its shareholders at the time of Relativity’s initial public offering to amend the terms thereof; and

●	the Sellers shall have received an amendment to a certain lease, duly executed by the landlord and SVES Apparel LLC, in a form reasonably acceptable to Seller Representative.

Unless waived by Relativity, the obligations of the Purchaser Parties to consummate the Transactions are subject to the satisfaction of the following additional conditions, in addition to customary certificates and other Closing deliverables:

●	the representations and warranties of the Sellers being true and correct as of the date of the Business Combination Agreement and as of the Closing (subject to Material Adverse Effect);

●	the Sellers having performed in all material respects their obligations and complied in all material respects with their covenants and agreements under the Business Combination Agreement required to be performed or complied with on or prior to the date of the Closing;

●	absence of any Material Adverse Effect with respect to the Target Companies, taken as a whole, since the date of the Business Combination Agreement which is continuing and uncured;

●	the Sellers having delivered the audited financial statements of the Operating Companies as of and for the years ended December 31, 2021 and 2022;

●	the Lock-Up Agreement, the Non-Competition Agreement, and the TC Line of Credit shall be in full force and effect in accordance with the terms thereof as of the Closing;

●	Relativity shall have received an amendment to a certain lease, duly executed by the landlord and SVES Apparel LLC, in a form reasonably acceptable to Purchaser Representative;

●	Relativity shall have received employment agreements, in each case effective as of the Closing, in form and substance reasonably acceptable to Relativity between certain individuals and Pubco or a subsidiary thereof;

●	Relativity shall have received a copy of an amendment to the registration rights agreement duly executed by Relativity’s IPO underwriter; and

●	The Sellers shall have delivered an executed written directive setting forth the portion of the Aggregate Share Amount to be received by each Seller and an assignment transferring certain interests owned by such Seller to Pubco.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the Closing, including:

●	by mutual written consent of Relativity and the Seller Representative;

●	by either Relativity or the Seller Representative if any of the conditions to Closing have not been satisfied or waived by August 15, 2023 (the “Outside Date”), provided, that if Sellers do not deliver the audited SVES financial statements on or before April 7, 2023, the Outside Date will be automatically extended by one day for each day that such SVES financial statements have not been delivered after April 7, 2023;

●	by either Relativity or the Seller Representative if a governmental authority of competent jurisdiction shall have issued an order or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Business Combination Agreement, and such order or other action has become final and non-appealable;

●	by either Relativity or Seller Representative in the event of the other party’s uncured breach of the Business Combination Agreement (subject to certain materiality qualifiers and cure rights);

●	by either Relativity or the Seller Representative if the Special Meeting is held and the approval of the shareholders of Relativity is not received; or

●	by written notice by Relativity if Seller Representative fails to (i) timely deliver a disagreement statement in connection with Relativity’s due diligence review as described in the Business Combination Agreement, (ii) if the designated valuation firm determines that there exists a Material Reduction or (iii) Relativity and the Seller Representative agree that a Material Reduction has occurred.

If the Business Combination Agreement is terminated, all further obligations of the parties under the Business Combination Agreement (except for certain obligations related to publicity, confidentiality, fees and expenses, trust fund waiver, no recourse, termination and general provisions) will terminate, and no party to the Business Combination Agreement will have any further liability to any other party thereto except for liability for fraud. If the Business Combination Agreement is terminated because the Sellers have entered into an agreement for an alternative transaction in violation of the terms of the Business Combination Agreement, the Purchaser Parties shall be entitled to reimbursement for expenses incurred prior to such termination.

Trust Account Waiver

Each Seller agreed that they and their affiliates will not have any right, title, interest or claim of any kind in or to any monies in Relativity’s trust account held for its public shareholders, and agreed not to, and waived any right to, make any claim against the trust account (including any distributions therefrom).

Purchaser Representative and Seller Representative

Relativity Acquisition Sponsor, LLC is serving as the Purchaser Representative under the Business Combination Agreement, and in such capacity will represent the interests of Relativity’s stockholders (other than the Sellers) after the Closing with respect to certain matters under the Business Combination Agreement. Timothy J. Fullum is serving as the Seller Representative under the Business Combination Agreement, and in such capacity will represent the interests of the Founders and the Sellers after the Closing with respect to certain matters under the Business Combination Agreement.

Governing Law

The Business Combination Agreement is governed by Delaware law and the parties are subject to exclusive jurisdiction of federal and state courts located in the State of Delaware (and any appellate courts thereof).

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto.

The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of such agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The Business Combination Agreement has been filed with this Current Report on Form 8-K in order to provide investors with information regarding its terms. It is not intended to provide any other factual information about Relativity, SVES, Pubco, Merger Sub or any other party to the Business Combination Agreement. In particular, the representations, warranties, covenants and agreements contained in the Business Combination Agreement, which were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to the Business Combination Agreement, may be subject to limitations agreed upon by the contracting parties (including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Business Combination Agreement instead of establishing these matters as facts) and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors and reports and documents filed with the SEC. Investors should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Business Combination Agreement. In addition, the representations, warranties, covenants and agreements and other terms of the Business Combination Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations and warranties and other terms may change after the date of the Business Combination Agreement, which subsequent information may or may not be fully reflected in Relativity’s public disclosures.

Additional Information and Where to Find It

Relativity and Pubco will file relevant materials with the Securities and Exchange Commission (the “SEC”), including a Form S-4 (the “Registration Statement”) to be filed by Pubco, which will include a prospectus with respect to Relativity’s securities to be issued in connection with the Transaction, and a proxy statement of Relativity (the “Proxy Statement”), to be used at the meeting of Relativity’s stockholders to approve the proposed merger and related matters. INVESTORS AND SECURITY HOLDERS OF RELATIVITY ARE URGED TO READ THE REGISTRATION STATEMENT, ANY AMENDMENTS THERETO AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PUBCO, SVES, RELATIVITY AND THE BUSINESS COMBINATION. When available, the Proxy Statement contained in the Registration Statement and other relevant materials for the Transaction will be mailed to stockholders of Relativity as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the Registration Statement, including the Proxy Statement contained therein, and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov.

Forward-Looking Statements

These forward-looking statements include, without limitation, Relativity’s and SVES’ expectations with respect to future performance of SVES, anticipated financial impacts of the Transaction (including future revenue, pro forma enterprise value and cash balance), the anticipated addressable market for SVES, the satisfaction of the closing conditions to the Transaction, the future held by the respective management teams of Relativity and SVES, the valuation of SVES, the level of redemptions of Relativity’s public stockholders and the timing of the closing of the Transaction. These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from expected results. Most of these factors are outside the control of Relativity and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Transaction Agreement; (2) the failure of SVES to find financing in connection with the Transaction; (3) the inability to consummate the Transaction in a timely manner or at all, including due to failure to obtain approval of the stockholders of Relativity or other conditions to the closing in the Transaction Agreement, which may adversely affect the price of Relativity’s securities; (4) delays in obtaining or the inability to obtain any necessary regulatory approvals required to complete the Transaction; (5) the risk that the Transaction may not be completed by Relativity’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Relativity; (6) the ability to maintain the listing of Relativity’s securities on a national securities exchange; (7) the inability to obtain or maintain the listing of the combined company’s securities on The Nasdaq Stock Market following the Transaction; (8) the risk that the Transaction disrupts current plans and operations as a result of the announcement and consummation of the Transaction; (9) the ability to recognize the anticipated benefits of the Transaction and to achieve its commercialization and development plans, and to identify and realize additional opportunities, which may be affected by, among other things, competition, the ability of SVES to grow and manage growth economically and to hire and retain key employees; (10) costs related to the Transaction; (11) changes in applicable laws or regulations and SVES’ ability to comply with such laws and regulations; (12) the effect of the COVID-19 pandemic on Relativity or SVES and their ability to consummate the Transaction; (13) the outcome of any legal proceedings that may be instituted against SVES or against Relativity related to the Transaction Agreement or the Transaction; (14) the enforceability of SVES’ intellectual property, including its patents and the potential infringement on the intellectual property rights of others, (15) the risk of downturns in the highly competitive industry in which SVES operates; (16) the possibility that Relativity or SVES may be adversely affected by other economic, business, and/or competitive factors; and (17) other risks and uncertainties to be identified in the Registration Statement (when available) relating to the Transactions, including those under “Risk Factors” therein, and in other filings with the SEC made by Relativity or SVES. Relativity and SVES caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Readers are referred to the most recent reports filed with the SEC by Relativity. None of Relativity or SVES undertakes or accepts any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based, subject to applicable law.

Participants in the Solicitation

Relativity and SVES and their respective directors and officers and other members of management and employees may be deemed participants in the solicitation of proxies in connection with the proposed Transactions. Relativity stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Relativity in the final prospectus filed with the SEC on February 14, 2022, the Registration Statement / Proxy Statement and other relevant materials filed with the SEC in connection with the proposed business combination when they become available. These documents can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

The disclosure herein shall not constitute a solicitation of a proxy, consent, or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1*	Business Combination Agreement, dated as of February 13, 2023, by and among Relativity Acquisition Corp., Relativity Holdings Inc., Relativity Purchaser Merger Sub Inc., SVES GO, LLC, SVES LLC, SVES CP LLC, SVES Apparel LLC, SVGO LLC, ESGO LLC, SV Apparel LLC, ES Business Consulting LLC, Timothy J. Fullum, in his individual capacity, Salomon Murciano, Relativity Acquisition Sponsor, LLC, in the capacity as the Purchaser Representative and Timothy J. Fullum, in the capacity as the Seller Representative.
104	Cover Page Interactive Data File (embedded with the Inline XRBL document).

*	The exhibits and schedules to this Exhibit have been omitted in accordance with Item 601(b)(2) of Regulation S-K. The Registrant agrees to furnish supplementally to the SEC a copy of all omitted exhibits and schedules upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Relativity Acquisition Corp.

	By:	/s/ Tarek Tabsh
		Name:	Tarek Tabsh
		Title:	Chief Executive Officer

Dated: February 17, 2023